ARDEN REALTY LIMITED PARTNERSHIP
9100 WILSHIRE BOULEVARD
SUITE 700 E
Beverly Hills, California 90212
(310)-271-8600
FAX (310)-274-6218

March 10, 1997

VIA FACSIMILE & FIRST CLASS MAIL
Arthur Gilbert,
Trustee of The Arthur Gilbert and Rosalinde
Gilbert 1982 Trust, As Amended
c/o Gilbert Financial Corporation
9536 Wilshire Boulevard
Suite 420
Beverly Hills, California 90212

	Re:	Amendment to Agreement of Purchase and Sale and Escrow
		Instructions covering 535 North Brand Boulevard, Glendale, California

Dear Mr. Gilbert:

	Reference is made to that certain Agreement of Purchase and Sale and Escrow
Instructions ("Agreement") dated November 6, 1996, between Arden Realty Limited
Partnership, a Maryland limited partnership ("Purchaser") and Arthur Gilbert,
Trustee of The Arthur Gilbert and Rosalinde Gilbert 1982 Trust, As Amended
("Seller"). Capitalized terms not defined herein shall have the meaning given to them in the Agreement.

	This letter shall confirm our prior mutual agreement (1) to amend paragraph
3(b) of the Agreement to extend the outside Closing Date to not later than
March 31, 1997 and (2) that this letter shall constitute sufficient notice to Seller to establish a Closing Date for the purchase and sale of the
Property on March 12, 1997. In all other respects the Agreement shall be and remain in full force and effect as originally written.

	If the foregoing correctly reflects your understanding of our mutual agreement, please so indicate in the space provided below for your signature and return a copy of this Amendment to the undersigned and to the Escrow.

	Sincerely,

ACCEPTED AND AGREED TO:	ARDEN REALTY LIMITED PARTNERSHIP,
this 11 day of March 1997	a Maryland limited partnership

/s/ Arthur Gilbert
Arthur Gilbert, Trustee of The
Arthur Gilbert and Rosalinde
Gilbert 1982 Trust, As Amended



BY. Arden Realty Limited Partnership
    A Maryland Corporation, Its General Partner
		By:/s/ Richard S. Ziman
			Name: Richard S. Ziman
			Title: Chairman and Chief Executive Officer